SCUDDER
                                                                   INVESTMENTS



      Scudder Balanced Fund

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                                          Class AARP and Class S Shares
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                                      |
                                      |
                                      |   Semiannual Report
                                      |   June 30, 2001





      The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

Contents
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   3    Letter from the Fund's President

   4    Performance Summary

   6    Portfolio Management Review

  14    Portfolio Summary

  16    Investment Portfolio

  26    Financial Statements

  29    Financial Highlights

  31    Notes to Financial Statements

  37    Officers and Trustees

  38    Account Management Resources


Scudder Balanced Fund                    Ticker Symbol     Fund Number
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Class AARP                                   ABLNX             162
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Class S                                      SCBAX             062
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Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
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Dear Shareholder,

For more than a year, stock markets around the world have struggled, reflecting slower economic growth and lower corporate profits. During this period, however, the bond market has performed relatively well. For the twelve months ended June 30, 2001, the Lehman Brothers Aggregate Bond Index rose 11.23 percent, while the S&P 500 fell 14.83 percent. And for the three-year period ended on the same date, the average annualized return of the two indices was 6.25 percent and 3.89 percent, respectively.

This does not, of course, mean investors should sell their stock investments and move entirely into bonds. After all, stocks have outperformed bonds in many individual years and over extended periods of time. However, the recent 25-percentage point outperformance of bonds illustrates why fixed-income investments probably should continue to play a role in most shareholder portfolios. In Scudder Balanced Fund, which contains both stocks and bonds, you own a fund that has exposure to both the long-term growth potential of stocks as well as the relative stability and steady income of bonds. While balanced portfolios did not seem as attractive when the stock market was roaring during the late 90s, the events of the past year illustrate the continued value of diversification.

Thank you for your continued investment in Scudder Balanced Fund.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Balanced Fund
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                 AARP Investment Program            Scudder Class S

Web site:           aarp.scudder.com                 myScudder.com
Toll-free:           1-800-253-2277                  1-800-SCUDDER
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                                       3

Performance Summary                                                June 30, 2001
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 Average Annual Total Returns*
                                                                       Life of
Scudder Balanced Fund        6-Month    1-Year    3-Year    5-Year     Class**
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Class AARP (a)                -3.19%     -5.93%     4.84%    10.93%     10.24%
--------------------------------------------------------------------------------
Class S                       -3.19%     -5.96%     4.82%    10.92%     10.23%
--------------------------------------------------------------------------------
S&P 500 Index (60%) and       -2.43%     -4.77%     5.30%    12.02%     12.08%
LBAB Index (40%)+
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                     Class AARP      Class S
-------------------------------------------------------------------------------
Net Asset Value:
6/30/01                                             $   18.24     $   18.23
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12/31/00                                            $   19.26     $   19.25
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Distribution Information:
Six Months:
  Income Dividends                                  $    0.23     $    0.23
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  Capital Gains Distributions                       $    0.17     $    0.17
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 Class S Lipper Rankings*
-------------------------------------------------------------------------------
                                                     Number of
                                                       Funds      Percentile
Period                                 Rank           Tracked      Ranking
------------------------------------------------------------------------------
1-Year                                  289     of      467          62
------------------------------------------------------------------------------
3-Year                                  146     of      380          39
------------------------------------------------------------------------------
5-Year                                  76      of      259          30
------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Scudder Balanced
             Fund --
             Class S                 S&P 500 Index+        LBAB Index+

  '93**          10000                  10000                  10000
  '94             9823                  10546                  10351
  '95            11705                  13293                  11650
  '96            13584                  16749                  12234
  '97            16286                  22564                  13232
  '98            19806                  29370                  14626
  '99            22348                  36053                  15084
  '00            24258                  38674                  15770
  '01            22850                  32940                  17543

                 Yearly periods ended June 30

--------------------------------------------------------------------------------
 Comparative Results*
--------------------------------------------------------------------------------
                                                                        Life of
                                       1-Year     3-Year     5-Year     Class**
--------------------------------------------------------------------------------
Scudder Balanced   Growth of $10,000  $  9,404   $ 11,517   $ 16,793   $ 22,850
Fund-- Class S     -------------------------------------------------------------
                   Average annual       -5.96%      4.82%     10.92%     10.23%
                   total return
--------------------------------------------------------------------------------
Scudder Balanced   Growth of $10,000  $  9,407   $ 11,520   $ 16,792   $ 22,853
Fund -- Class AARP -------------------------------------------------------------
(a)                Average annual       -5.93%      4.84%     10.93%     10.24%
                   total return
--------------------------------------------------------------------------------
S&P 500 Index      Growth of $10,000  $  9,523   $ 11,676   $ 17,643   $ 26,112
(60%) and LBAB     -------------------------------------------------------------
Index (40%)+       Average annual       -4.77%      5.30%     12.02%     12.08%
                   total return
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.

** The Fund commenced operations on January 4, 1993. Index comparisons begin January 31, 1993.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(a) On August 28, 2000, the Fund commenced offering Class AARP shares. Returns shown for Class AARP shares for the periods prior to August 28, 2000 are derived from the historical performance of Class S shares of Scudder Balanced Fund. Performance of the classes may differ; expense ratios are the same.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder Balanced Fund: A Team Approach to Investing

                     Scudder Balanced Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Lead Portfolio Manager Gary A. Langbaum assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Langbaum has 31 years of experience in the investment industry, including more than 12 years as an equity research analyst covering a wide range of industries, and over five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations.

                     Portfolio Manager Tracy McCormick joined the Advisor in 1994 and the fund team in 1999. Ms. McCormick has more than 18 years of experience in the investment industry.

                     Portfolio Manager Robert S. Cessine joined the Advisor in 1993 and the fund team in 1999. Mr. Cessine has more than 18 years of experience in the investment industry.

Low levels of investor conviction coupled with high anxiety resulted in extremely fickle stock markets throughout the six months ended June 30, 2001. While performance improved markedly in the second half of the period, the fund's gains could not offset the losses of a difficult January. Here Lead Portfolio Manager Gary Langbaum tells why Scudder Balanced Fund lost ground along with the majority of its peers during the semiannual period.

                     Q: Would you please provide an overview of market conditions during the period, highlighting any particular challenges to fund performance?

                     Portfolio Manager: Throughout the semiannual period, we continued to face the now familiar -- but no less daunting -- challenge of an extremely volatile and seemingly directionless stock market. Investors had been worn down by a combination of historically high levels of sustained market volatility, crippling losses and persistent concerns about recession, despite the Federal Reserve Board's aggressive actions to stimulate economic growth.

                     As a result, we experienced an unusually rotational market, meaning that industry sectors quickly fell in and out of favor. In addition, we saw investors generally continue their move away from the once-popular high valuation/high expectation stocks, such as technology and telecommunications, toward more historically defensive industry sectors, such as finance and energy. These are widely considered conventional strongholds of value stocks, which consequently continued to outperform their growth counterparts. Likewise, small capitalization stocks generally outperformed large caps during the period. The fund's objective, which creates a natural bias toward large growth stocks, was a disadvantage during this market cycle.

                     Investors looked to the bond market -- particularly the higher-quality segments -- for shelter from the volatile stock market. The increased demand for quality drove up values of U.S. Treasury and agency securities -- which account for the largest portion of the portfolio's fixed-income holdings. This, in turn, supported the performance of the fund's bond position.

                     Finally, the market's risk aversion contributed to the relatively poor performance of corporate bonds, which largely tracked the equity markets. These account for the second largest portion of the portfolio's fixed-income assets.

                     Q: How did the fund perform against this volatile backdrop?

                     Portfolio Manager: As you are aware, Scudder Balanced Fund invests in both stocks and bonds. The gains in the fixed-income, or bond, portion of the portfolio helped temper the volatility of the equity markets and mitigated losses by the portfolio's stocks, especially during the first half of the period.

                     For the semiannual period ended June 30, 2001, the Class S shares of Scudder Balanced Fund slipped 3.19 percent. This compares to the all-stock Standard & Poor's 500 index, which was down 6.70 percent, and the all-bond Lehman Brothers Aggregate Bond Index, which rose 3.61 percent during the period.

                     The fund can also be compared to other balanced funds that invest in both stocks and bonds. The Lipper Balanced Funds category average dipped 2.54 percent, slightly less than the 3.19 percent loss of Scudder Balanced Fund. The fund's comparatively greater exposure to stocks caused it to lose ground to competitors who had maintained larger fixed-income (bond) holdings, or who had increased their fixed-income holdings earlier and more aggressively. We regularly invest a larger portion of the fund's assets in equities (stocks) to comply with the fund's investment policy, which states that the equity portion of the fund, which offers relatively higher return potential, is designed to promote capital growth. In times when stocks outperform bonds, we would expect stronger comparative fund returns.

                     For example, the fund's Class S shares (AARP share inception date is 8/28/00) outperformed the fund's Lipper Balanced Funds peer group for the three- and five-year periods ended June 30, 2001. The fund's Class S three- year return was 4.82 percent compared to 4.17 percent by its peers. The fund's Class S five-year return was 10.92 percent compared to a 9.83 percent gain by its peers.

                     Q: What worked particularly well for the fund during the period?

                     Portfolio Manager: In the end it was the fund's technology holdings that proved to be the primary driver of performance. But it didn't start out that way. Going into the period, the portfolio's equity component was defensively positioned with an underweight in technology stocks relative to the benchmark. Shortly after the beginning of 2001, the Fed unexpectedly and dramatically reversed its monetary policy, setting off a flurry of activity in the tech sector and causing the fund to slip.

                     But the tech rally proved to be short-lived. In February, significant shortfalls in corporate earnings resulted in a ratcheting down of earning expectations for many technology companies. The portfolio's underweighted position in technology then worked to the fund's advantage.

                     By the time March rolled around, however, we could hardly imagine a more negative scenario and believed we were beginning to see a bottom forming. By April, we were no longer willing to bet against technology. It seemed all the "bad news" had been priced into the sector. Valuations had been decimated and earnings expectations had become more reasonable. During the first week of that month we aggressively increased the portfolio's technology stake, adding to semiconductors and software holdings, primarily, and ultimately bringing the fund's weighting up to par with its benchmark. The move proved to be correct.

                     Following the April cut in interest rates -- the third in a series of five during the period -- we began to see more significant and sustained technology stock performance. A few newly purchased holdings posted tremendous gains, enabling the fund to take profits and recover some of the ground lost to its competitors earlier in the period. The real story, however, was the stellar performance of some of the fund's longest-held positions, including Intel and Microsoft, both among the portfolio's 10 largest holdings.

                     Microsoft, the portfolio's second-largest stock holding, provides a great example of our investment discipline at work. We rely on intensive, proprietary research to uncover a stock's fundamental strengths, and make our buying and selling decisions based on the results of that analysis. In the case of Microsoft, the stock price had been driven down by what we believed to be investor overreaction to protracted antitrust litigation and the failure of the government to reach a resolution. Our analysis at the time showed the company to be well positioned to expand sales and earnings. We took advantage of the opportunity to build the fund's stake in the stock. Since that time, the price has rebounded and we expect to see greater gains as fundamentals further improve. Microsoft has won its appeal, lifting the cloud of uncertainty that has hung over the company.
                     All eyes now are focused on the future, and on the launch this fall of Microsoft XP, a new application that could prompt another software and microprocessor upgrade cycle.

                     Q: Were there strategies or specific stocks that proved disappointing?

                     Portfolio Manager: Achieving that delicate balance between the portfolio's stock and bond holdings is especially important in fickle markets like these. It's also especially difficult. In hindsight, we believe that our assumptions about the expected returns of the stock market were too optimistic. As mentioned previously, our larger weighting in stocks versus bonds hurt performance. Throughout the period, as our concerns about the state of the economy intensified, we pared back the portfolio's equity holdings from about 65 to 60 percent and raised the portfolio's weighting in bonds from about 35 to 40 percent. Many of our competitors, however, were more defensively positioned early on, with even larger fixed-income allocations. Our competitors' larger stake, and possibly their earlier purchase of the bonds, enabled them to capture more of the gains during the first half of the period.

                     In terms of the portfolio's sector allocations, the fund's investments in energy and retail stocks dampened performance of the stock portion of the portfolio. Investments in energy proved to be most disappointing, and evidence suggests that we may be at a cycle peak for oil services. We are now paring back the portfolio's weighting in these stocks. The fund's retail holdings also failed to perform as expected. We believe, however, that the recent federal tax cut and falling interest rates will support a more robust consumer economy in the near future.

                     Market psychology, more than any fundamental changes, hampered the performance of some financial stocks, particularly of insurers, toward which the fund is geared. Among those holdings suffering setbacks was American International Group (AIG), which ranks among the portfolio's 10 largest holdings. There was some concern that the volatile equity markets would impede revenue and earnings growth in the company's life insurance business. Given the stock's strong performance during the prior six months, many investors capitalized on the opportunity to take profits.

                     Q: What is your near-term outlook for the economy? Are there emerging trends that may help guide your investment strategy in the coming months?

                     Portfolio Manager: There is evidence to suggest that the economy may be turning already. Nevertheless, there is usually a six- to nine-month lag between the time that the Federal Reserve alters its monetary policy and that change is evident. While we believe that U.S. monetary policy eventually will achieve traction, we will remain neutral until we see more concrete signs of improvement in corporate earnings and economic growth.

                     Once we feel more confident, we'll look for opportunities to expand the portfolio's equity holdings once again. While we do not foresee a major shift in industry allocations of the portfolio's equity component, we are in the process of making the portfolio somewhat more aggressive.

                     As we mentioned earlier, we believe that cyclical stocks -- retail and media companies in particular -- should be reinvigorated by an upturn in the consumer economy.

                     Many retailers reported earnings during the period that far exceeded expectations. This suggests that the American consumer is in better shape than most people believe. In addition, the Fed has proven that it is interested in maintaining the health of the consumer sector. Falling interest rates have given rise to a booming refinancing market for mortgages, which should put a bit more money in the hands of consumers. Therefore, we intend to maintain our exposure to these areas.

                     We will continue to seek opportunities to invest in technology, and will maintain a focus on valuations. We remain committed to maintaining the portfolio's neutral weighting relative to the fund's benchmark. There are many investors who would be willing to jump back into tech at the first sign of opportunity. We don't want to be left behind, should the sector bounce. Nevertheless, we don't want the fund to be overexposed to technology. We believe there is still some excess in the sector and too much optimism. Generally speaking, there has been no real improvement in the fundamentals of technology companies. It's more than likely that earnings expectations will have to be further reduced. That said, we fully expect the wild swings in technology stock prices to continue.

                     Finally, the market's demand to be well compensated for risk is reflected in the generous yields of corporate bonds, which we believe are fundamentally less risky than at any time in the last five years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                  June 30, 2001
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--------------------------------------------------------------------------------
 Diversification                                      6/30/01       12/31/00
--------------------------------------------------------------------------------
Common Stocks                                           60%            59%
Fixed Income Holdings                                   37%            36%
Cash Equivalents                                         3%             5%
--------------------------------------------------------------------------------
                                                       100%           100%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Fixed Income Holdings                                6/30/01       12/31/00
--------------------------------------------------------------------------------
Type
(Excludes Cash Equivalents)

U.S. Government Obligations                             59%            54%
Corporate Bonds                                         18%            16%
U.S. Government Agency Pass-Thrus                       18%            24%
Asset-Backed                                             3%             3%
Foreign Bonds-- U.S.$ Denominated                        2%             3%
--------------------------------------------------------------------------------
                                                       100%           100%
--------------------------------------------------------------------------------


Quality

U.S. Government and Agencies                            76%            78%
AAA*                                                     9%             6%
AA                                                       1%             1%
A                                                        8%             9%
BBB                                                      5%             5%
BB                                                       1%             1%
--------------------------------------------------------------------------------
                                                       100%           100%
--------------------------------------------------------------------------------
Weighted Average Quality                                AAA            AAA

*   Includes cash equivalents

Asset allocation and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Equity Holdings                                        6/30/01       12/31/00
--------------------------------------------------------------------------------
(Excludes Cash Equivalents)

Technology                                                20%            16%
Financial                                                 18%            20%
Health                                                    18%            22%
Consumer Discretionary                                    10%             7%
Manufacturing                                              8%             5%
Media                                                      7%             3%
Energy                                                     7%             7%
Consumer Staples                                           5%             8%
Communications                                             2%             4%
Other                                                      5%             8%
--------------------------------------------------------------------------------
                                                         100%           100%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Five Largest Equity Holdings as of 6/30/01 (12% of Portfolio)*
--------------------------------------------------------------------------------
 1. General Electric Co.                                                     3%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                          3%
    Developer of computer software
--------------------------------------------------------------------------------
 3. Pfizer, Inc.                                                             2%
    Developer and manufacturer of pharmaceuticals
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                          2%
    Provider of diversified financial services
--------------------------------------------------------------------------------
 5. Exxon Mobil Corp.                                                        2%
    Producer of petroleum products
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
 Cash Equivalents 2.5%
--------------------------------------------------------------------------------

Zurich Scudder Cash Management QP Trust,
  4.062%** (Cost $25,743,290)                       25,743,290      25,743,290
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. Government Obligations 22.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.625%, 11/30/2002              26,000,000      26,544,440
U.S. Treasury Bond, 6.125%, 8/15/2029                7,625,000       7,897,823
U.S. Treasury Bond, 6.25%, 5/15/2030                 9,425,000       9,983,054
U.S. Treasury Bond, 6.5%, 2/15/2010                 13,310,000      14,295,739
U.S. Treasury Bond, 9.375%, 2/15/2006               13,900,000      16,391,158
U.S. Treasury Note, 4.625%, 5/15/2006                9,775,000       9,640,594
U.S. Treasury Note, 4.75%, 1/31/2003                11,000,000      11,092,840
U.S. Treasury Note, 5%, 2/15/2011                    5,525,000       5,360,079
U.S. Treasury Note, 5.375%, 2/15/2031                7,600,000       7,201,000
U.S. Treasury Note, 5.75%, 11/15/2005               19,400,000      19,869,674
U.S. Treasury Note, 5.75%, 8/15/2010                24,285,000      24,847,198
U.S. Treasury Note, 6.625%, 5/31/2002               15,750,000      16,134,458
U.S. Treasury Note, 6.75%, 5/15/2005                49,650,000      52,861,362
--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $218,994,095)              222,119,419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Government National Mortgage Association 2.8%
--------------------------------------------------------------------------------
Government National Mortgage Association
  Pass-thru:
  6.5% with various maturities to 4/15/2029          5,783,504       5,730,106
  7% with various maturities to 5/1/2029            12,568,782      12,694,485
  7.5% with various maturities to 12/20/2030         5,353,982       5,470,753
  8% with various maturities to 9/15/2030            4,103,630       4,252,509
--------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $27,875,088)   28,147,853
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. Government Agency Pass-Thrus 4.2%
--------------------------------------------------------------------------------
Federal National Mortgage Association:
  6.5%, 7/1/2030                                    21,450,239      21,123,981
  7% with various maturities to 2/1/2031             8,946,569       9,038,628
  7.5% with various maturities to 10/1/2030          9,338,836       9,557,786
  8% with various maturities to 10/1/2030            2,910,976       3,020,457
--------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $41,617,934)          42,740,852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Foreign Bonds -- U.S.$ Denominated 0.8%
--------------------------------------------------------------------------------
PacifiCorp Australia LLC, 6.15%, 1/15/2008
  (Cost $7,970,040)                                  8,000,000       7,690,880
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Backed 0.9%
--------------------------------------------------------------------------------

Automobile Receivables 0.4%
--------------------------------------------------------------------------------
Daimler Chrysler Auto Trust, Series 2000-C A3,       2,425,000       2,499,048
  6.82%, 9/6/2004
First Security Auto Owner Trust, Series 1999-2
  A3, 6%, 10/15/2003                                 1,660,811       1,669,223
--------------------------------------------------------------------------------
                                                                      4,168,271
--------------------------------------------------------------------------------

Credit Card Receivables 0.5%
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Series          2,125,000       2,215,646
  2000-A1, 6.9%, 10/17/2007
MBNA Master Credit Card Trust, Series 2000-I A,
  6.9%, 1/15/2008                                    3,000,000       3,133,281
--------------------------------------------------------------------------------
                                                                      5,348,927
--------------------------------------------------------------------------------
Total Asset Backed (Cost $9,204,685)                                 9,517,198
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Corporate Bonds 6.9%
--------------------------------------------------------------------------------

Consumer Discretionary 0.4%
--------------------------------------------------------------------------------
MGM Grand, Inc., 9.75%, 6/1/2007                       875,000         934,063
Park Place Entertainment, Inc., 8.5%, 11/15/2006       600,000         631,183
Wal-Mart Stores, 6.875%, 8/10/2009                   2,050,000       2,123,841
--------------------------------------------------------------------------------
                                                                      3,689,087
--------------------------------------------------------------------------------

Consumer Staples 0.4%
--------------------------------------------------------------------------------
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009     2,050,000       1,967,283
Unilever Capital Corp., 7.125%, 11/1/2010            1,875,000       1,942,613
--------------------------------------------------------------------------------
                                                                      3,909,896
--------------------------------------------------------------------------------

Communications 0.4%
--------------------------------------------------------------------------------
Qwest Communications International, 7.5%,            1,950,000       1,977,144
  11/1/2008
Sprint Capital Corp., 7.625%, 1/30/2011              1,950,000       1,927,224
--------------------------------------------------------------------------------
                                                                      3,904,368
--------------------------------------------------------------------------------

Financial 2.7%
--------------------------------------------------------------------------------
Capital One Bank, 6.875%, 2/1/2006                   1,750,000       1,712,130
Citigroup, Inc., 7.25%, 10/1/2010                    1,950,000       2,024,198
Federal National Mortgage Association, 5.25%,
  6/15/2006                                          3,650,000       3,597,513
Federal National Mortgage Association, 7%,
  7/15/2005                                          3,975,000       4,199,826
Firstar Bank NA, 7.125%, 12/1/2009                     975,000       1,004,435
FleetBoston Financial Corp., Series 2000-C,
  7.25%, 9/15/2005                                   1,775,000       1,858,993
Ford Motor Credit Co., 7.6%, 8/1/2005                1,950,000       2,046,564
General Electric Capital Corp., 6.5%, 12/10/2007     1,950,000       2,007,974
PNC Funding Corp., 7%, 9/1/2004                      2,550,000       2,637,924
PNC Funding Corp., 7.5%, 11/1/2009                     950,000         994,118
Prudential Insurance Co., 6.375%, 7/23/2006          1,950,000       1,952,418
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wells Fargo Bank, 7.55%, 6/21/2010                     800,000         847,240
Wells Fargo Co., 7.25%, 8/24/2005                    1,950,000       2,057,874
--------------------------------------------------------------------------------
                                                                     26,941,207
--------------------------------------------------------------------------------

Media 0.9%
--------------------------------------------------------------------------------
CSC Holdings, Inc., 7.875%, 12/15/2007               3,350,000       3,361,554
Comcast Cable Communications, 7.125%, 6/15/2013      1,950,000       1,931,319
News America Holdings, Inc., 9.25%, 2/1/2013           975,000       1,097,372
Time Warner, Inc., 9.125%, 1/15/2013                 1,950,000       2,232,497
--------------------------------------------------------------------------------
                                                                     8,622,742
--------------------------------------------------------------------------------

Manufacturing 0.4%
--------------------------------------------------------------------------------
Dow Chemical, 7%, 8/15/2005                          1,950,000       2,037,321
International Paper Co., 8%, 7/8/2003                1,950,000       2,040,675
--------------------------------------------------------------------------------
                                                                     4,077,996
--------------------------------------------------------------------------------

Energy 0.8%
--------------------------------------------------------------------------------
Petroleum Geo-Services, 7.5%, 3/31/2007              2,450,000       2,406,488
Phillips Petroleum Co., 8.75%, 5/25/2010             1,950,000       2,226,549
Progress Energy, Inc., 6.75%, 3/1/2006               1,200,000       1,221,588
Texas Eastern Transmission Corp., 7.3%, 12/1/2010    1,950,000       2,002,377
--------------------------------------------------------------------------------
                                                                     7,857,002
--------------------------------------------------------------------------------

Utilities 1.0%
--------------------------------------------------------------------------------
Alabama Power Co., 7.125%, 8/15/2004                 3,200,000       3,326,176
Detroit Edison Co., 7.5%, 2/1/2005                   4,500,000       4,690,710
KeySpan Corp., 7.625%, 11/15/2010                    2,225,000       2,353,627
--------------------------------------------------------------------------------
                                                                    10,370,513
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $67,736,380)                            69,372,811
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 59.9%
--------------------------------------------------------------------------------

Consumer Discretionary 6.1%
--------------------------------------------------------------------------------

Department & Chain Stores
Costco Wholesale Corp.*                                147,000       6,179,880
Gap, Inc.                                              276,000       8,004,000
Home Depot, Inc.                                       191,000       8,891,050
Kohl's Corp.*                                          146,000       9,158,580
Lowe's Companies, Inc.                                  81,000       5,876,550
Target Corp.                                           268,800       9,300,480
Wal-Mart Stores, Inc.                                  285,800      13,947,040
--------------------------------------------------------------------------------
                                                                    61,357,580
--------------------------------------------------------------------------------

Consumer Staples 2.8%
--------------------------------------------------------------------------------

Food & Beverage 2.0%
Coca-Cola Co.                                          171,000       7,695,000
PepsiCo, Inc.                                          134,600       5,949,320
Quaker Oats Co.                                         34,500       3,148,125
Unilever NV (New York shares)                           55,000       3,276,350
--------------------------------------------------------------------------------
                                                                    20,068,795
--------------------------------------------------------------------------------

Package Goods/Cosmetics 0.8%
Colgate-Palmolive Co.                                  140,800       8,305,792
--------------------------------------------------------------------------------

Health 10.6%
--------------------------------------------------------------------------------

Biotechnology 1.7%
Amgen, Inc.*                                            98,500       6,099,120
Genentech, Inc.*                                       111,500       6,143,650
Genzyme Corp. (General Division)*                       90,200       5,316,388
--------------------------------------------------------------------------------
                                                                    17,559,158
--------------------------------------------------------------------------------

Hospital Management 0.7%
Tenet Healthcare Corp.*                                147,000       7,583,730
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Medical Supply & Specialty 1.2%
Baxter International, Inc.*                            146,000       7,154,000
Becton, Dickinson & Co.                                149,000       5,332,710
--------------------------------------------------------------------------------
                                                                    12,486,710
--------------------------------------------------------------------------------

Pharmaceuticals 6.9%
Abbott Laboratories                                    250,000      12,002,500
Allergan, Inc.                                          90,400       7,729,200
American Home Products Corp.                           143,300       8,374,452
Eli Lilly & Co.                                         57,400       4,247,600
Johnson & Johnson                                      334,654      16,732,700
Pfizer, Inc.                                           444,900      17,818,245
Schering-Plough Corp.                                   77,000       2,790,480
--------------------------------------------------------------------------------
                                                                    69,695,177
--------------------------------------------------------------------------------

Communications 1.5%
--------------------------------------------------------------------------------

Cellular Telephone 0.8%
AT&T Wireless Group*                                   251,000       4,103,850
QUALCOMM, Inc.*                                         64,000       3,643,520
--------------------------------------------------------------------------------
                                                                     7,747,370
--------------------------------------------------------------------------------

Telephone/Communications 0.7%
BroadWing, Inc.*                                       285,000       6,968,250
--------------------------------------------------------------------------------

Financial 10.8%
--------------------------------------------------------------------------------

Banks 2.7%
Fifth Third Bancorp.                                    87,000       5,250,450
JP Morgan Chase & Co.                                  198,000       8,830,800
Mellon Financial Corp.                                 152,300       7,005,800
National City Corp.                                    206,300       6,349,914
--------------------------------------------------------------------------------
                                                                    27,436,964
--------------------------------------------------------------------------------

Insurance 5.5%
Allstate Corp.                                         213,000       9,369,870
American International Group, Inc.                     156,974      13,499,764
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                148,000      10,123,200
Jefferson Pilot Corp.                                  126,000       6,088,320
Providian Financial Corp.                              132,000       7,814,400
St. Paul Companies, Inc.                               166,600       8,444,954
--------------------------------------------------------------------------------
                                                                    55,340,508
--------------------------------------------------------------------------------

Consumer Finance 2.6%
Citigroup, Inc.                                        334,666      17,683,751
Household International, Inc.                          135,500       9,037,850
--------------------------------------------------------------------------------
                                                                    26,721,601
--------------------------------------------------------------------------------

Media 4.6%
--------------------------------------------------------------------------------

Advertising 0.7%
Omnicom Group, Inc.                                     82,600       7,103,600
--------------------------------------------------------------------------------

Broadcasting & Entertainment 2.7%
AOL Time Warner, Inc.*                                 183,000       9,699,000
Clear Channel Communications, Inc.*                    114,000       7,147,800
Viacom, Inc. "B"*                                      199,162      10,306,634
--------------------------------------------------------------------------------
                                                                    27,153,434
--------------------------------------------------------------------------------

Cable Television 0.5%
AT&T Corp.-- Liberty Media Group "A"*                  265,200       4,638,348
--------------------------------------------------------------------------------

Print Media 0.7%
Tribune Co.                                            182,100       7,285,821
--------------------------------------------------------------------------------

Service Industries 1.1%
--------------------------------------------------------------------------------

Investment 0.4%
Merrill Lynch & Co., Inc.                               70,000       4,147,500
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 0.7%
United Parcel Service "B"                              114,500       6,618,100
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Durables 0.8%
--------------------------------------------------------------------------------

Aerospace
General Dynamics Corp.                                  43,000       3,345,830
United Technologies Corp.                               63,500       4,652,010
--------------------------------------------------------------------------------
                                                                     7,997,840
--------------------------------------------------------------------------------

Manufacturing 4.7%
--------------------------------------------------------------------------------

Chemicals 0.6%
Praxair, Inc.                                          124,000       5,828,000
--------------------------------------------------------------------------------

Diversified Manufacturing 2.7%
General Electric Co.                                   553,100      26,963,621
--------------------------------------------------------------------------------

Industrial Specialty 0.7%
PPG Industries, Inc.                                   126,000       6,623,820
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.8%
Illinois Tool Works, Inc.                              122,000       7,722,600
--------------------------------------------------------------------------------

Technology 12.0%
--------------------------------------------------------------------------------

Computer Software 4.2%
BEA Systems, Inc.*                                     103,000       3,400,030
Brocade Communications Systems, Inc.*                   67,000       2,908,470
i2 Technologies, Inc.*                                 225,000       4,432,500
Microsoft Corp.*                                       349,800      25,098,150
PeopleSoft, Inc.*                                       65,000       3,152,500
Siebel Systems, Inc.*                                   75,000       3,564,750
--------------------------------------------------------------------------------
                                                                    42,556,400
--------------------------------------------------------------------------------

Diverse Electronic Products 1.7%
Dell Computer Corp.*                                   328,000       8,849,440
Hewlett-Packard Co.                                    165,000       4,719,000
Teradyne, Inc.*                                        110,000       3,641,000
--------------------------------------------------------------------------------
                                                                    17,209,440
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
EDP Peripherals 0.3%
VERITAS Software Corp.*                                 49,000       3,307,500
--------------------------------------------------------------------------------

Electronic Components/Distributors 0.5%
Cisco Systems, Inc.*                                   270,000       5,216,130
--------------------------------------------------------------------------------

Electronic Data Processing 1.0%
International Business Machines Corp.                   92,700      10,475,100
--------------------------------------------------------------------------------

Semiconductors 4.2%
Applied Materials, Inc.*                                96,000       4,908,480
Intel Corp.                                            458,000      13,895,720
KLA-Tencor Corp.*                                       82,000       4,824,880
Linear Technology Corp.                                 79,000       3,683,770
Micron Technology, Inc.*                               114,000       4,685,400
Texas Instruments, Inc.                                223,000       7,024,500
Xilinx, Inc.*                                           77,000       3,191,650
--------------------------------------------------------------------------------
                                                                    42,214,400
--------------------------------------------------------------------------------

Energy 4.0%
--------------------------------------------------------------------------------

Oil & Gas Production 3.4%
BP Amoco PLC (ADR)                                     114,500       5,707,825
Exxon Mobil Corp.                                      192,887      16,848,679
Nabors Industries, Inc.*                               155,000       5,766,000
Royal Dutch Petroleum Co. (New York shares)            103,300       6,019,291
--------------------------------------------------------------------------------
                                                                    34,341,795
--------------------------------------------------------------------------------

Oilfield Services/Equipment 0.6%
BJ Services Co.*                                       224,000       6,357,120
--------------------------------------------------------------------------------

Transportation 0.9%
--------------------------------------------------------------------------------

Railroads
Union Pacific Corp.                                    172,800       9,488,448
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Utilities 0.2%
--------------------------------------------------------------------------------

Electric Utilities

Mirant Corp.*                                           48,200       1,658,080
--------------------------------------------------------------------------------
Total Common Stocks (Cost $538,207,505)                            606,178,732
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $937,349,017) (a)      1,011,511,035
--------------------------------------------------------------------------------

* Non-income producing security.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $939,718,948. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $71,792,087. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $91,385,756 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,593,669.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (cost $937,349,017)        $ 1,011,511,035
-------------------------------------------------------------------------------
Receivable for investments sold                                      2,901,475
-------------------------------------------------------------------------------
Dividends receivable                                                   309,952
-------------------------------------------------------------------------------
Interest receivable                                                  5,126,370
-------------------------------------------------------------------------------
Receivable for Fund shares sold                                        253,853
-------------------------------------------------------------------------------
Foreign taxes recoverable                                               14,220
-------------------------------------------------------------------------------
Total assets                                                     1,020,116,905
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for investments purchased                                    4,747,998
-------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       362,428
-------------------------------------------------------------------------------
Accrued management fee                                                 402,736
-------------------------------------------------------------------------------
Other accrued expenses and payables                                    253,078
-------------------------------------------------------------------------------
Total liabilities                                                    5,766,240
-------------------------------------------------------------------------------
Net assets, at value                                           $ 1,014,350,665
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
Net assets consist of:                                               (373,316)
Accumulated distributions in excess of net investment income
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           74,162,018
-------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (31,892,987)
-------------------------------------------------------------------------------
Paid-in capital                                                    972,454,950
-------------------------------------------------------------------------------
Net assets, at value                                             1,014,350,665
-------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($448,811,079 / 24,606,994 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $      18.24
-------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share ($565,539,586 / 31,020,883 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $      18.23
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:                                                         $     2,866,967
Dividends (net of foreign taxes withheld of $29,456)
--------------------------------------------------------------------------------
Interest                                                             12,948,430
--------------------------------------------------------------------------------
Total Income                                                         15,815,397
--------------------------------------------------------------------------------
Expenses:                                                             2,386,883
Management fee
--------------------------------------------------------------------------------
Administrative fee                                                    1,523,548
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              11,857
--------------------------------------------------------------------------------
Other                                                                     4,679
--------------------------------------------------------------------------------
Total expenses                                                        3,926,967
--------------------------------------------------------------------------------
Net investment income (loss)                                         11,888,430
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                          (28,906,049)
--------------------------------------------------------------------------------
Net realized appreciation (depreciation) during the period on      (15,770,112)
investments
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (44,676,161)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $  (32,787,731)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------
                                                 Six Months Ended    Year Ended
                                                   June 30, 2001    December 31,
Increase (Decrease) in Net Assets                   (Unaudited)         2000
----------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $    11,888,430  $    14,784,229
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (28,906,049)       48,099,883
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on       (15,770,112)    (108,172,100)
investment transactions during the period
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (32,787,731)     (45,287,988)
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                         (5,530,036)      (5,145,606)
----------------------------------------------------------------------------------
  Class S                                            (6,760,227)      (9,686,346)
----------------------------------------------------------------------------------
Net realized gains:
  Class AARP                                         (4,205,363)     (18,675,180)
----------------------------------------------------------------------------------
  Class S                                            (4,971,425)     (27,041,350)
----------------------------------------------------------------------------------
Fund share transactions:                             141,624,131      155,496,010
Proceeds from shares sold
----------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization                --      553,908,856
----------------------------------------------------------------------------------
Reinvestment of distributions                         20,340,465       57,846,202
----------------------------------------------------------------------------------
Cost of shares redeemed                            (112,687,790)    (214,330,702)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    49,276,806      552,920,366
----------------------------------------------------------------------------------
Increase (decrease) in net assets                    (4,977,976)      447,083,896
----------------------------------------------------------------------------------
Net assets at beginning of period                  1,019,328,641      572,244,745
----------------------------------------------------------------------------------
Net assets at end of period (including
accumulated distributions in excess of
net investment income of $373,316 and
undistributed net investment income of $28,517)  $ 1,014,350,665  $ 1,019,328,641
----------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class AARP

--------------------------------------------------------------------------------
                                                             2001^a,^e    2000^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $19.26    $21.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                        .22       .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (.84)    (1.42)
--------------------------------------------------------------------------------
  Total from investment operations                             (.62)    (1.24)
--------------------------------------------------------------------------------
Less distributions from:                                       (.23)     (.21)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                (.17)     (.75)
--------------------------------------------------------------------------------
  Total distributions                                          (.40)     (.96)
--------------------------------------------------------------------------------
Net asset value, end of period                                $18.24    $19.26
--------------------------------------------------------------------------------
Total Return (%)                                              (3.19)**  (5.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           449       499
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           .77*     .72d*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      2.34*     2.45*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      99*       131
--------------------------------------------------------------------------------

^a       For the six months ended June 30, 2001 (Unaudited).

^b For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

^c       Based on average shares outstanding during the period.

^d The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.

^e As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $.005, increase net realized and unrealized gains and losses per share by $.005, and decrease the ratio of net investment income to average net assets from 2.40% to 2.34%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized

**       Not annualized

Class S
--------------------------------------------------------------------------------
 Years Ended
 December 31,              2001^a,^e   2000     1999    1998     1997     1996
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $19.25    $21.15   $18.96  $16.85   $14.60   $14.12
--------------------------------------------------------------------------------
Income (loss) from
investment operations:
  Net investment income^b      .22       .38      .33     .36      .38      .36
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions    (.84)     (.87)     2.20    3.14     2.91     1.25
--------------------------------------------------------------------------------
  Total from investment
  operations                 (.62)     (.49)     2.53    3.50     3.29     1.61
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.23)     (.37)    (.32)   (.37)    (.36)    (.34)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions    (.17)    (1.04)    (.02)  (1.02)    (.68)    (.79)
--------------------------------------------------------------------------------
  Total distributions        (.40)    (1.41)    (.34)  (1.39)   (1.04)   (1.13)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $18.23    $19.25   $21.15  $18.96   $16.85   $14.60
--------------------------------------------------------------------------------
Total Return (%)            (3.19)**  (2.42)    13.46  21.10^c  22.78^c  11.54^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   566       520      572     264      159      110
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        .77*     1.17^d    1.29    1.34     1.37     1.37
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        .77*     1.17^d    1.29    1.29     1.02     1.00
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.34*      1.85     1.69    1.99     2.32     2.42
--------------------------------------------------------------------------------
Portfolio turnover rate (%)    99*       131      102      75       43       70
--------------------------------------------------------------------------------

^a       For the six months ended June 30, 2001 (Unaudited).

^b       Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred in connection with reorganization in fiscal 2000 before and after expense reductions were 1.14% and 1.14%, respectively.

^e As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $.005, increase net realized and unrealized gains and losses per share by $.005, and decrease the ratio of net investment income to average net assets from 2.40% to 2.34%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*        Annualized      ** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Each class of shares provides investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments and direct U.S. government obligations) aggregated $508,990,836 and $427,787,212, respectively. Purchases and sales of direct U.S. government obligations aggregated $39,742,992 and $55,682,396, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended June 30, 2001, the fee pursuant to the Management Agreement aggregated $2,386,883, which was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended June 30, 2001, the Administrative Fee was as follows:

                                               Total          Unpaid at
Administrative Fee                          Aggregated      June 30, 2001
--------------------------------------------------------------------------
Class AARP                                $      692,428   $      113,221
--------------------------------------------------------------------------
Class S                                          831,120          135,890
--------------------------------------------------------------------------
                                          $    1,523,548   $      249,111
--------------------------------------------------------------------------

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2001, Trustees' fees and expenses aggregated $11,857.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2001, totaled $335,321 and are reflected as dividend income on the statement of operations.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%.

The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                         Six Months Ended                   Year Ended
                          June 30, 2001                  December 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP            658,449    $ 12,199,158        343,038*     $ 7,030,988*
--------------------------------------------------------------------------------
Class S             6,980,438     129,424,973       7,116,346      148,465,022
--------------------------------------------------------------------------------
                                 $141,624,131                     $155,496,010
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class AARP                 --    $         --      25,811,224     $553,908,856
--------------------------------------------------------------------------------
Class S                    --              --              --               --
--------------------------------------------------------------------------------
                                 $         --                     $553,908,856
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP            492,774    $  8,782,943      1,116,456*     $21,641,974*
--------------------------------------------------------------------------------
Class S               648,394      11,557,522       1,820,183       36,204,228
--------------------------------------------------------------------------------
                                 $ 20,340,465                     $ 57,846,202
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP        (2,453,849)    $(45,444,877)   (1,361,098)*     $(28,025,758)*
--------------------------------------------------------------------------------
Class S           (3,636,285)    (67,242,913)     (8,969,027)     (186,304,944)
--------------------------------------------------------------------------------
                                 $(112,687,790)                   $(214,330,702)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP        (1,302,626)    $(24,462,776)     25,909,620     $554,556,060
--------------------------------------------------------------------------------
Class S             3,992,547      73,739,582        (32,498)      (1,635,694)
--------------------------------------------------------------------------------
                                 $ 49,276,806                     $552,920,366
--------------------------------------------------------------------------------

* For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

F. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of AARP Balanced Stock and Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 25,811,224 Class AARP shares of the Fund for 27,734,032 shares of AARP Balanced Stock and Bond Fund outstanding on August 25, 2000. AARP Balanced Stock and Bond Fund's net assets at that date ($553,908,856), including $95,918,834 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $572,402,044. The combined net assets of the Fund immediately following the acquisition were $1,126,310,900.

G. Change In Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $183,406 reduction in cost of securities and a corresponding $183,406 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six-months ended June 30, 2001, was to decrease net investment income by $274,363, increase unrealized appreciation (depreciation) by $235,804, and increase net realized gains (losses) by $38,559. The statement of changes in net assets and financial highlights for the periods have not been restated to reflect this change in presentation.

Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*                       William F. Glavin*
   President and Trustee                    Vice President

Henry P. Becton, Jr.                     Gary A. Langbaum*
   Trustee; President, WGBH                 Vice President
   Educational Foundation
                                         James E. Masur*
Dawn-Marie Driscoll                         Vice President
   Trustee; President, Driscoll
   Associates; Executive                 Harry E. Resis*
   Fellow, Center for Business              Vice President
   Ethics, Bentley College
                                         Howard S. Schneider*
Edgar R. Fiedler                            Vice President
   Trustee; Senior Fellow and
   Economic Counsellor, The              John Millette*
   Conference Board, Inc.                   Vice President and Secretary

Keith R. Fox                             Kathryn L. Quirk*
   Trustee; General Partner,                Vice President and Assistant
   The Exeter Group of Funds                Secretary

Jean Gleason Stromberg                   John R. Hebble*
   Trustee; Consultant                      Treasurer

Jean C. Tempel                           Thomas Lally*
   Trustee; Managing Director,              Assistant Treasurer
   First Light Capital, LLC
                                         Brenda Lyons*
Steven Zaleznick                            Assistant Treasurer
   Trustee; President and Chief
   Executive Officer, AARP               Caroline Pearson*
   Services, Inc.                           Assistant Secretary

Thomas V. Bruns*
   Vice President

Robert S. Cessine*
   Vice President


*   Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------


For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------
Convenient ways to   Automatic Investment Plan
   invest, quickly
      and reliably   A convenient investment program in which money is
                     electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     *   Dollar cost averaging involves continuous investment
                         in securities regardless of price fluctuations and
                         does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------
  Around-the-clock   Automated Information Lines
electronic account
       service and   Scudder Class S Shareholders:
      information,   Call SAIL(TM)--1-800-343-2890
    including some
      transactions   AARP Investment Program Shareholders:
                     Call Easy-Access Line-- 1-800-631-4636

                     Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                     Web Site

                     Scudder Class S Shareholders --
                     myScudder.com

                     AARP Investment Program Shareholders--
                     aarp.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
----------------------------------------------------------------------------------
           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
----------------------------------------------------------------------------------
 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
----------------------------------------------------------------------------------

SCUDDER
INVESTMENTS

Two International Place
Boston, MA 02110-4103








A member of [LOGO] Zurich Scudder Investments